ALLEGHANY FUNDS

Chicago Trust Municipal Bond Fund

Supplement to Prospectus
Dated February 27, 1998


	The Board of Trustees approved a change to the investment policies of the Chicago Trust Municipal Bond Fund to clarify that the Fund may invest in municipal debt obligations with maturities of less than three years and more than ten years; provided, that the Fund maintains an average weighted portfolio maturity of between three and ten years.

	In that regard, the description of the Chicago Trust
Municipal Bond Fund appearing on pages 1 and 5 of the Prospectus is replaced in its entirety by the following:

	Chicago Trust Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations with an average weighted portfolio maturity of between three and ten years.

	On page 19 of the Prospectus the first paragraph under CHICAGO TRUST MUNICIPAL BOND FUND is revised to read as follows:

	Chicago Trust Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is exempt from Federal income taxes. It is a fundamental policy of the Fund that, under normal market conditions, at least 80% of its total assets will be invested in municipal securities. The Fund is expected to maintain an average weighted portfolio maturity of between three and ten years under normal market conditions. In maintaining this stated average maturity, the Fund may hold debt obligations with maturities greater than ten years or less than three years.




July 6, 1998

ALLEGHANY FUNDS

Montag & Caldwell Growth Fund
(Class I Shares)

Supplement to Prospectus
Dated February 27, 1998


The following information replaces (effective as of July 6, 1998) the disclosure found in the Prospectus for the Fund:

Prospectus Summary

"How to Purchase Shares"

	The following language replaces the paragraph found on page 3 of the Prospectus:

	The minimum initial investment for Class I shares is $5 million. For purposes of this minimum, the accounts of a financial consultants clients may be aggregated in determining whether the $5 million minimum has been met.
In addition, aggregation may be applied to the accounts of immediate family members as well as to the related accounts of a corporation or other legal entity. The Fund may also waive the minimum initial investment for investors who have signed a letter of intent.

	Class I shares of the Fund do not impose any sales load, redemption or exchange fees or have a Distribution
Plan pursuant to Rule 12b-1 ("12b-1 Plan") under the
Investment Company Act of 1940, as amended (the "1940
Act"). The public offering price is the net asset value per share next determined after receipt of a purchase order in proper form. See "PURCHASE OF SHARES."


The following language replaces the first paragraph of "PURCHASE OF SHARES In General" on page 17 of the
Prospectus:

	Shares of the Fund may be purchased directly from the Fund at the net asset value next determined after receipt of the order in proper form. The minimum initial investment is $5 million; there is no minimum subsequent investment. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the $5 million minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Fund may waive the minimum initial investment by obtaining a letter of intent, evidencing an investors intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board. The minimum initial investment is waived for Trustees of the Trust and employees of the Investment Advisor and its affiliates.
There is no sales load or charge in connection with the purchase of shares. The Company reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund also reserves the right to change the initial and subsequent investment minimums.


July 6, 1998










July 6, 1998



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

Attention:	Office of Filings, Information & Consumer Services

Re:		Alleghany Funds (the "Company")
		File Nos. 33-68666 and 811-8004

Dear Staff Member:

	Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, please accept for filing on behalf of the above-referenced Company two supplements each dated July 6, 1998 to the Companys Prospectus dated
February 27, 1998 with respect to the Chicago Trust Municipal
Bond Fund and the Companys Class I Shares Prospectus dated
February 27, 1998 with respect to Montag & Caldwell Growth Fund.

	Kindly acknowledge receipt of this transmission through an acknowledgment via Compuserve mailbox number 74313,402.

Very truly yours,

LAURIE E. BUCKLEY

Laurie E. Buckley
Senior Paralegal